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                                                                 Exhibit 10.11.3

                               AMENDMENT NO. 3 TO
                           REVOLVING CREDIT AGREEMENT


         THIS AMENDMENT NO. 3 dated as of February 20, 1997 (this "Amendment") between Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Borrower"), the Lenders signatory hereto, Wells Fargo Bank, N.A. (the "Managing Agent") and Bank of America National Trust and Savings Association (the "Administrative Agent"), as agents and representatives for the Lenders, to the Revolving Credit Agreement dated as of November 30, 1995 between the Borrower, the Lenders, the Managing Agent and the Administrative Agent, as amended by Amendment No. 1 to the Revolving Credit Agreement dated as of July 1, 1996 and by Amendment No. 2 to the Revolving Credit Agreement dated as of August 15, 1996 (as amended, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         WHEREAS, the Borrower, the Lenders, the Managing Agent and the Administrative Agent have agreed to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree:

                                    ARTICLE I
                       AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 Definition of Revolving Commitment. The definition of Revolving Commitment is hereby deleted in its entirety and restated to read in its entirety as follows:

                  "REVOLVING COMMITMENT" Means, with respect to each Lender, the amount set forth for such Lender as its "Revolving Commitment" on Schedule 1.1G, as amended from time to time, as such amount may be reduced or terminated from time to time pursuant to the terms hereof.

         1.2      Definition of Term Commitment.  The definition of Term

Commitment is hereby deleted in its entirety and restated to read in its entirety as follows:

                  "TERM COMMITMENT" Means, with respect to each Lender, the amount set forth for such Lender as its "Term Commitment" on
                  Schedule 1.1G, as amended from time to time, as such amount may be reduced or terminated from time to time pursuant to the terms hereof.

         1.3 Definition of Availability. The definition of Availability is hereby deleted in its entirety and restated to read in its entirety as follows:

                  "AVAILABILITY" means, on any date, the lesser of (i) an amount equal to (A) Stabilized Asset Value as of the later of (1) the end of the most recently concluded Fiscal Quarter for which the Borrower is, as of such date of determination, required to have reported to the Lenders pursuant to
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                  Section 5.1.8 hereof, and (2) the date of the most recent
                  Early Availability Report, divided by (B) the Availability Ratio as of such date of determination, and (ii) $250,000,000. Notwithstanding the foregoing, commencing on the date of Amendment No. 3, Availability shall be calculated pursuant to the Officers' Certificate delivered by the Borrower on the the date of Amendment No. 3 until such time as Availability is otherwise changed or modified under this Agreement.

         1.4 Amended Schedule 1.1G. Schedule 1.1G to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1G attached hereto as Appendix A.

         1.5 Section 4.2.3. The first sentence of Section 4.2.3 is hereby deleted in its entirety and restated to read in its entirety as follows:

                  "As of the date of the Amendment No. 3 to this Agreement, Guarantor owns 19,721,647 partnership units of the Borrower, free and clear of any Liens."

         1.6 Cover Page. The amount of "$175,000,000" set forth on the cover page of the Credit Agreement is hereby amended to be "$250,000,000."

                                   ARTICLE II
                                  AMENDED NOTES

         2.1 Amended Revolving Loan Notes. Concurrently with the execution and delivery of this Amendment by the Borrower, the Borrower has executed and delivered to each of the Lenders an amended Revolving Loan Note (each, an "Amended Revolving Loan Note;" and collectively the "Amended Revolving Loan Notes") in favor of such Lender in the form attached hereto as Appendix B. Immediately upon delivery of such Amended Revolving Loan Note, the Revolving Loan Note held by such Lender shall be deemed canceled without any further action on the part of the Lender, all obligations thereunder shall be terminated, and the Amended Revolving Loan Note shall thenceforth be the Revolving Loan Note for all purposes under the Credit Agreement. The Lender shall promptly thereafter conspicuously mark such Revolving Loan Note "canceled" and return it to the Borrower.

         2.2 Amended Swing Line Notes. Concurrently with the execution and delivery of this Amendment by the Borrower, the Borrower has executed and delivered to each of the Lenders an amended Swing Line Note (each, an "Amended Swing Line Note;" collectively the "Amended Swing Line Notes;" and together with the Amended Revolving Loan Notes the "Amended Notes") in favor of such Lender in the form attached hereto as Appendix C. Immediately upon delivery of such Amended Swing Line Note, the Swing Line Note held by such Lender shall be deemed canceled without any further action on the part of the Lender, all obligations thereunder shall be terminated, and the Amended Swing Line Note shall thenceforth be the Swing Line Note for all purposes under the Credit Agreement. The Lender shall promptly thereafter conspicuously mark such Swing Line Note "canceled" and return it to the Borrower.


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                                   ARTICLE III
                                MODIFICATION FEE

         3.1 Modification Fee. In consideration for this Amendment, the Borrower agrees to pay and has paid, receipt of which is hereby acknowledged, to the Administrative Agent for the pro rata benefit of the Lenders, a modification fee equal to one fifth of one percent (.20%) times Seventy-Five Million Dollars ($75,000,000), or One Hundred Fifty Thousand Dollars ($150,000).

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lenders as follows:

         4.1 Bring Down of Representations and Warranties. Except as set forth on Schedule 1 attached hereto, all representations and warranties of the Borrower Parties contained in the Credit Agreement and the other Loan Documents to which the Borrower Parties are parties are true and correct in all material respects as of the date hereof as if made on such date.

         4.2 No Default. No Default or Event of Default exists on and as of the date hereof or would result after giving effect to this Amendment.

         4.3 Conditions Precedent. All of the conditions precedent set forth in
Section 3.2 of the Credit Agreement have been satisfied.

                                    ARTICLE V
                               GENERAL PROVISIONS

         5.1 Integration; Entire Agreement. This Amendment is an amendment of the Credit Agreement pursuant to Section 9.3.1. of the Credit Agreement. Upon execution and delivery of this Amendment by all parties hereto, of the Consent of Guarantor by the Guarantor, and of the Amended Notes by the Borrower, the Credit Agreement shall be modified and amended in accordance with this Amendment, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in the case of conflict, the provisions of this Amendment will prevail. The Credit Agreement, as amended by this Amendment, together with the other Loan Documents, as amended, is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. The Credit Agreement, as amended hereby, and each of the Loan Documents, as amended, remain in full force and effect and all amounts payable by Borrower thereunder are payable without defense, offset or counterclaim of any kind whatsoever.

         5.2 Benefits of Amendment. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent contemplated by the Credit Agreement.

         5.3 Interpretation. The headings used in this Amendment are for the convenience of reference only and shall not affect the construction hereof.



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         5.4 Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective as of the date set forth above upon the execution of a counterpart hereof by each of the parties hereto and upon the execution and delivery of the original Amended Notes. Faxed signatures of this Amendment shall be binding for all purposes.

         5.6 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed and delivered as of the date first set forth above.

                             BORROWER:
                              IRVINE APARTMENT COMMUNITIES, L.P.
                              A DELAWARE LIMITED PARTNERSHIP
                                     BY:    IRVINE APARTMENT COMMUNITIES, INC.,
                                            A MARYLAND CORPORATION,
                                            GENERAL PARTNER


                                            By: /s/ Tyler H. Rose
                                               ---------------------------------
                                            Name:  Tyler H. Rose
                                                 -------------------------------
                                            Title: Senior Vice President and
                                                   Treasurer
                                                  ------------------------------

                                            By:  /s/  James E. Mead
                                               ---------------------------------
                                            Name: James E. Mead
                                                 -------------------------------
                                            Title: Senior Vice President
                                                   and Chief Financial Officer
                                                  ------------------------------

                              CO-AGENTS:
                              WELLS FARGO BANK, N.A.


                              By:  /s/ Rita M. Swayne
                                 -----------------------------------------------
                              Name:  Rita M. Swayne
                                   ---------------------------------------------
                              Title: Sr. Loan Administrative Officer
                                   ---------------------------------------------




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                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                ASSOCIATION


                                By:  /s/ Elena B. Bennett
                                   --------------------------------------------
                                Name: Elena B. Bennett
                                     ------------------------------------------
                                Title:  Vice President
                                     -------------------------------------------



                                LENDERS:
                                WELLS FARGO BANK, N.A.


                                By:  /s/ Ann Fragen
                                   --------------------------------------------
                                Name: Ann Fragen
                                     ------------------------------------------
                                Title: Assistant Vice President
                                     -------------------------------------------

                                BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                ASSOCIATION, A NATIONAL BANKING ASSOCIATION


                                By:  /s/ Elena B. Bennett
                                   --------------------------------------------
                                Name: Elena B. Bennett
                                     ------------------------------------------
                                Title:  Vice President
                                     -------------------------------------------


                                THE FIRST NATIONAL BANK OF BOSTON, A NATIONAL BANKING ASSOCIATION


                                By:  /s/ Daniel Silbert
                                   --------------------------------------------
                                Name:  Daniel Silbert
                                     ------------------------------------------
                                Title: Assistant Vice President
                                     -------------------------------------------


                                FIRST BANK NATIONAL ASSOCIATION, A NATIONAL
                                BANKING ASSOCIATION


                                By:  /s/ Stephen P. Bailey
                                   --------------------------------------------
                                Name:  Stephen P. Bailey
                                     ------------------------------------------
                                Title: Vice President
                                     -------------------------------------------




                                        5
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                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK, A NEW
                                YORK CORPORATION


                                By:  /s/ Carolyn W. Steffey
                                   --------------------------------------------
                                Name:  Carolyn W. Steffey
                                     ------------------------------------------
                                Title: Vice President
                                     -------------------------------------------



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